Exhibit 32

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Lexon Technologies, Inc. (the ACompany@) on Form 10-QSB for the quarter ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the AReport@), I, Kenneth J. Eaken, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

 (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: May 19, 2006

/S/Kenneth J. Eaken

Principal Executive Officer

Principal Financial Officer